SHARE CAPITAL	12 Months Ended
Sep. 30, 2021
SHARE CAPITAL
SHARE CAPITAL

16.         SHARE CAPITAL

In October 2018, we identified a strategic investor, Longhan Investment Management, Co., Ltd (“Longhan”) and entered into a Share Subscription Agreement with Longhan, and the agreement was later assigned to Tiger Capital Fund SPC (“Tiger Fund”). On January 25, 2019, Tiger Fund purchased 1,397,680 shares of the Company’s common stock for an aggregate purchase price of US$7,743 (RMB53,599). In addition, Tiger Fund management has been awarded for 1 million shares of warrants with the strike price of $6.47 and expiration period of five years. The Company recorded the issuance of warrants along with the common stock in APIC.

During the fiscal year ended September 30, 2020, we sold an aggregate of 280,000 shares of the Company’s common stock under an “at the market” arrangement, for gross proceeds of $2.36 million (RMB16.2 million).

During the fiscal year ended September 30, 2020, third parties contributed RMB2.1 million to our consolidating entities without a corresponding reduction in our ownership percentage, resulting in an increase in cash and non-controlling interests.

During the fiscal year ended September 30, 2021, we sold an aggregate of 219,440 shares of the Company’s common stock under an “at the market” arrangement, for gross proceeds of $2.62 million (RMB17.2 million).

During the fiscal year ended September 30, 2021, the employees exercised an aggregate of 21,930 shares of stock options. Cash received from options exercised for the years ended December 31, 2021 and 2020 was–nil- and $73 (RMB472).